Property, Plant and Equipment	12 Months Ended
Dec. 31, 2020
Property Plant And Equipment [Abstract]
Property, Plant and Equipment

10. Property, plant and equipment

	Land and buildings	Production facilities	Equipment	Right of use assets	Construction in progress (“CIP”)	Total
Cost
Balance at December 31, 2018	5,246	23,336	7,254	—	54,061	89,897
Adoption of IFRS 16	—	—	(327)	1,333	—	1,006
Acquisitions	15,860	21,294	247	14,648	6,360	58,409
Additions	1,517	283	3,393	687	134,183	140,063
Transfers from CIP	3,406	120,724	13,603	—	(137,733)	—
Dispositions	(31)	—	(159)	(700)	—	(890)
Foreign currency translation	608	805	10	541	1,160	3,124
Balance at December 31, 2019	26,606	166,442	24,021	16,509	58,031	291,609
Additions	8	213	2,886	763	4,319	8,189
Transfers from CIP	509	8,212	2,287	—	(11,008)	—
Reclassification to assets held for sale	(1,547)	—	—	—	(1,451)	(2,998)
Dispositions	(499)	(162)	(50)	(825)	(991)	(2,527)
Disposition of Bridge Farm (note 5)	(16,300)	(21,587)	(249)	(14,431)	(39,734)	(92,301)
Foreign currency translation	(137)	(181)	(1)	(122)	(347)	(788)
Balance at December 31, 2020	8,640	152,937	28,894	1,894	8,819	201,184

Accumulated amortization and impairment
Balance at December 31, 2018	—	312	1,094	—	—	1,406
Adoption of IFRS 16	—	—	(100)	—	—	(100)
Depreciation	3	5,026	2,833	610	—	8,472
Impairment	—	—	—	—	162	162
Dispositions	—	—	(130)	(248)	—	(378)
Foreign currency translation	—	62	—	1	—	63
Balance at December 31, 2019	3	5,400	3,697	363	162	9,625
Depreciation	475	6,249	4,847	638	—	12,209
Impairment	—	60,658	—	—	5,659	66,317
Dispositions	—	(37)	(44)	(176)	—	(257)
Disposition of Bridge Farm (note 5)	(473)	(2,879)	—	(251)	—	(3,603)
Foreign currency translation	(5)	(27)	—	(3)	—	(35)
Balance at December 31, 2020	—	69,364	8,500	571	5,821	84,256

Net book value
Balance at December 31, 2019	26,603	161,042	20,324	16,146	57,869	281,984
Balance at December 31, 2020	8,640	83,573	20,394	1,323	2,998	116,928

During the year ended December 31, 2020, no salaries and benefits were capitalized. During the year ended December 31, 2019 – $0.6 million in salaries and benefits was capitalized, including $0.6 million associated with construction in progress. In addition, no interest associated with construction in progress was capitalized during the year ended December 31, 2020 (year ended December 31, 2019 – $1.3 million). Construction in progress relates to the construction of production facilities and related infrastructure. During the year ended December 31, 2020, depreciation expense of $6.9 million was capitalized to biological assets and inventory (year ended December 31, 2019 - $5.7 million).

During the year ended December 31, 2020, the Company signed a purchase and sale agreement to sell certain non-core assets, consisting of land, building and equipment, located in Kamloops, British Columbia, for gross cash proceeds of $2.1 million. The sale closed on March 27, 2020.

During the year ended December 31, 2020, the Company determined that indicators of impairment existed with respect to the Company’s B.C. cash generating unit (“CGU”) as a result of the Company’s disposition of its Kamloops property and decision to suspend further construction and development activities on its Merritt facility due to market conditions and available financing. Approximately $10.0 million had been invested into the Merritt facility which consisted of land and construction in progress. A test for impairment was performed at the CGU level by comparing the estimated recoverable amount to the carrying values of the assets. The estimated recoverable amount of the assets was determined to be their fair value less costs of disposal and an impairment of $5.7 million was recorded to write down the assets to their recoverable amount of $4.2 million. The fair value measurement is categorized within Level 3 of the fair value hierarchy. The recoverable amount of these assets was further reduced to $2.9 million due to the Company receiving utility deposits back resulting from the deferral of the facility. Management is committed to a plan to sell the Merritt facility and the asset is available for immediate sale, resulting in the reclassification to assets held for sale on the consolidated statement of financial position.

During the three months ended September 30, 2020, the Company determined that indicators of impairment existed due to decreasing estimates for the size of the potential Canadian cannabis market, the Company curtailing the number of flowering rooms being used for cultivation at its Olds facility and the carrying amount of the Company’s total net assets significantly exceeded the Company’s market capitalization.

The impairment test for the Company’s Alberta CGU used a value in use approach based on internal cash flow estimates and a discount rate of 25%. The discount rate was estimated based on the Company’s weighted average cost of capital, adjusted for risks specific to the CGU. The estimated cash flows were based on a 5-year model taking into account forecasted Canadian cannabis industry activity market size and Sundial’s forecasted market share.  A terminal value thereafter was applied. Based on the analysis, the Company determined there was an impairment of the Company’s Alberta CGU of $60.0 million for the three months ended September 30, 2020 (2019 - nil), as the estimated recoverable amount for this CGU was lower than the respective carrying amount. The estimated value in use for the Company’s Alberta CGU was sensitive to an increase in the discount rate. An increase to the discount rate by 1% would increase impairment by approximately $9.2 million.

At December 31, 2020, the Company determined that no indicators of impairment existed and no impairment test was required.

On December 28, 2020, the Company announced a concentrates licensing agreement based out of its Rocky View facility. Within the agreement is a non-binding purchase agreement to sell the Rocky View facility for $5.0 million. The estimated recoverable amount of the Rocky View facility was determined to be its fair value less costs of disposal and an impairment of $0.7 million was recorded to write down the assets to their recoverable amount of $5.0 million. The fair value measurement is categorized within Level 3 of the fair value hierarchy.